                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 14, 2007
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                         FIRSTPLUS FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Nevada                     0-27750                  75-2561085
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 (State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)             File Number)           Identification No.)

       5100 North O'Connor Blvd., Irving, Texas                  75039
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (214) 496-1266
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         (Former Name or Former Address, if Changed Since Last Report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_|  Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

      FIRSTPLUS Financial Group, Inc., a Nevada  corporation,  hereby amends the disclosure  contained  under Item 4.01 in its  Current  Report on Form 8-K filed with the Securities  and Exchange  Commission on June 12, 2007 to include a copy of  Lightfoot  Guest Moore & Co.,  PC's letter to the SEC dated June 13, 2007 as
Exhibit 16.1 to this Current Report on Form 8-K/A.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

Exhibit Number    Description
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16.1              Letter from  Lightfoot  Guest Moore & Co., PC dated June 13,
                  2007.

                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

June 18, 2007

                                FIRSTPLUS FINANCIAL GROUP, INC.

                                By: /s/ John Maxwell
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                                    Name: John Maxwell
                                    Title: President and Chief Executive Officer